Other Income	12 Months Ended
Dec. 31, 2023
Disclosure of Other Income [Abstract]
Other Income
8.
OTHER INCOME

	Years Ended December 31,
	2021	2022	2023
Interest income	$467	$431	$753
Government grants (note i)	587	1,016	464
Total	$1,054	$1,447	$1,217

Notes:

(i)
Included in the government grants are amounts in thousands of Australian Dollar (“AUD”) nil, AUD 1,353 (equivalent to approximately $908), and AUD 635 (equivalent to approximately $408), representing the unconditional subsidies from the Australian government specifically for supporting the research and development activities carried out in Australia for the years ended December 31, 2021, 2022 and 2023 respectively. The remaining amounts represent government subsidies in relation to the research and development activities in the US and the PRC. All the government grants provide immediate financial support with no future related expenses or other obligations.